Exhibit 99.1

JOINT FILING AGREEMENT

PURSUANT TO RULE 13d-1(k)(1)

THIS JOINT FILING AGREEMENT is entered into as of January 3, 2023, by and among the parties hereto. The undersigned hereby agree that the Statement on Schedule 13D with respect to the shares of AMC Preferred Equity Units, each constituting a depositary share representing a 1/100th interest in a share of Series A Convertible Participating Preferred Stock of AMC Entertainment Holdings, Inc. and any amendment thereafter signed by each of the undersigned shall be (unless otherwise determined by the undersigned) filed on behalf of each of the undersigned pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended. This Joint Filing Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

Dated: January 3, 2023	Antara Capital Master Fund LP

By: Antara Capital LP, not in its individual corporate capacity, but solely as Investment Advisor and agent

By: Antara Capital GP LLC, its general partner

	By:	/s/ Himanshu Gulati
	Name:	Himanshu Gulati
	Title:	Managing Member

Dated: January 3, 2023	Antara Capital LP
By: Antara Capital GP LLC, its general partner

	By:	/s/ Himanshu Gulati
	Name:	Himanshu Gulati
	Title:	Managing Member

Dated: January 3, 2023	Antara Capital GP LLC

	By:	/s/ Himanshu Gulati
	Name:	Himanshu Gulati
	Title:	Managing Member

Dated: January 3, 2023	Antara Capital Fund GP LLC

	By:	/s/ Himanshu Gulati
	Name:	Himanshu Gulati
	Title:	Managing Member

Dated: January 3, 2023	/s/ Himanshu Gulati
Himanshu Gulati

SCHEDULE I

Open Market Shares

Antara Capital Master Fund LP

Trade Date	Security	Trans.Type	Price per Unit	Number of Units
2-Nov	APE	Sell	1.75	2,000,000
2-Nov	APE	Sell	1.72	714,958
3-Nov	APE	Sell	1.64	1,690,909
4-Nov	APE	Sell	1.56	346,603
7-Nov	APE	Sell	1.45	761,418
8-Nov	APE	Sell	1.53	1,000,000
9-Nov	APE	Sell	1.33	1,631,628
14-Nov	APE	Sell	1.48	2,657,246
15-Nov	APE	Sell	1.42	500,000
16-Nov	APE	Sell	1.32	500,000
18-Nov	APE	Sell	1.36	109,714
22-Nov	APE	Sell	1.24	1,000,000
22-Nov	APE	Buy	1.21	3,000,000
23-Nov	APE	Sell	1.17	1,801,200
23-Nov	APE	Sell	1.17	900,666
23-Nov	APE	Sell	1.15	1,000,000
23-Nov	APE	Sell	1.15	187,862
23-Nov	APE	Sell	1.17	110,272
23-Nov	APE	Buy	1.16	4,000,000
25-Nov	APE	Sell	1.22	85,300
25-Nov	APE	Sell	1.22	72,673
25-Nov	APE	Sell	1.21	469,800
25-Nov	APE	Sell	1.21	399,822
25-Nov	APE	Buy	1.16	4,125,631
25-Nov	APE	Buy	1.16	59,929
25-Nov	APE	Buy	1.16	6,814,440
25-Nov	APE	Sell	1.21	59,929
28-Nov	APE	Buy	1.14	465,708
28-Nov	APE	Sell	1.13	465,708
28-Nov	APE	Sell	1.13	2,750,000
28-Nov	APE	Sell	1.14	1,047,463
28-Nov	APE	Sell	1.14	465,708
28-Nov	APE	Buy	1.09	3,797,463
28-Nov	APE	Buy	1.09	6,202,537
29-Nov	APE	Sell	1.07	5,582,546
29-Nov	APE	Sell	1.07	746,048
29-Nov	APE	Sell	1.06	356,034
29-Nov	APE	Buy	1.00	6,684,628
29-Nov	APE	Buy	1.00	3,315,372

30-Nov	APE	Sell	0.97	1,592,856
30-Nov	APE	Sell	0.98	407,144
30-Nov	APE	Sell	0.97	1,000,000
30-Nov	APE	Sell	0.92	7,000,000
30-Nov	APE	Sell	0.91	5,000,000
30-Nov	APE	Buy	1.00	7,500,000
1-Dec	APE	Buy	1.00	7,500,000
1-Dec	APE	Buy	1.00	5,000,000
1-Dec	APE	Buy	1.02	300,000
2-Dec	APE	Sell	1.00	1,089,041
2-Dec	APE	Buy	1.00	2,000,000
7-Dec	APE	Sell	0.83	2,000,000
8-Dec	APE	Sell	0.84	1,000,000
9-Dec	APE	Sell	0.79	1,597,100
9-Dec	APE	Sell	0.79	48,896
9-Dec	APE	Sell	0.78	36,280
9-Dec	APE	Sell	0.78	256,903
9-Dec	APE	Sell	0.78	27,787
9-Dec	APE	Sell	0.78	196,760
9-Dec	APE	Sell	0.78	37,100
9-Dec	APE	Sell	0.78	262,334
16-Dec	APE	Sell	0.79	881,825
22-Dec	APE	Buy	1.20	200,000
22-Dec	APE	Sell	1.21	8,900,000
23-Dec	APE	Sell	1.91	200,000
28-Dec	APE	Buy	1.71	66,000
28-Dec	APE	Sell	1.52	66,000
29-Dec	APE	Buy	1.40	500
29-Dec	APE	Buy	1.40	2,100
29-Dec	APE	Buy	1.40	47,400
29-Dec	APE	Sell	1.47	500
29-Dec	APE	Sell	1.47	1,400
29-Dec	APE	Sell	1.47	19,000
29-Dec	APE	Sell	1.47	29,100
29-Dec	APE	Buy	1.51	300,000
30-Dec	APE	Buy	1.39	500,000
30-Dec	APE	Buy	1.41	1,000,000

Corbin Opportunity Fund, L.P.

29-Dec	APE	Buy	1.40	500
29-Dec	APE	Sell	1.47	500

Corbin ERISA Opportunity Fund, Ltd.

29-Dec	APE	Buy	1.40	2,100
29-Dec	APE	Sell	1.47	1,400